Filed pursuant to Rule 497(e)
File Nos. 033-88316 and 811-08932

ARTISAN PARTNERS FUNDS, INC.

Artisan Emerging Markets Fund (the “Fund”)

SUPPLEMENT DATED 14 JUNE 2017

TO THE FUND’S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

CURRENT AS OF THE DATE HEREOF

Effective 1 July 2017, the sections entitled “Fees and Expenses of the Fund” and “Expense Example” on page 6 of Artisan Partners Funds’ prospectus are replaced in their entirety with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Investor	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Exchange Fee	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)

	Investor	Institutional
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	None	None
Other Expenses[2]	1.36	0.99
Total Annual Fund Operating Expenses	2.36	1.99
Fee Waiver and Expense Reimbursement[3]	0.86	0.49
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.50	1.50

[1]	The Fund’s operating expenses have been restated to reflect a reduction in management fees, effective as of 1 July 2017.
[2]

“Other Expenses” do not reflect a non-recurring reimbursement by the Fund’s custodian that was recognized by the Fund in the fiscal year ended 30 September 2016. Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement in the table above do not match the ratios of expenses to average net assets shown in the “Financial Highlights” in the Fund’s statutory prospectus in part because the Financial Highlights ratios include the impact of the reimbursement.

[3]

Artisan Partners Limited Partnership, the Fund’s investment adviser (“Artisan Partners”), has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause total annual fund operating expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, acquired fund fees and expenses, borrowing costs such as dividends on securities sold short, and extraordinary charges such as litigation costs, but including management fees paid to Artisan Partners) not to exceed 1.50% of the average daily net assets of each share class. This contract continues through 31 January 2019.

Expense Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses are equal to Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement in the first year and Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor	$153	$654	$1,182	$2,630
Institutional	$153	$577	$1,027	$2,277

Effective 1 July 2017, the annual fee rate information for the Fund under the subheading “Investment Advisory Services” on page 41 of Artisan Partners Funds’ statement of additional information is restated as follows:

Fund	Annual Rate of Fee	Asset Base
Emerging Markets Fund	1.000%	up to $1 billion
	0.975%	$1 billion up to $2 billion
	0.950%	$2 billion up to $3.5 billion
	0.925%	$3.5 billion up to $5 billion
	0.900%	over $5 billion

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE